UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2017

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or other jurisdiction of incorporation)	1-5491 (Commission File Number)	98-1023315 (IRS Employer Identification No.)
2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of principal executive offices)		77056-6189 (Zip code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ms. Melanie M. Trent, Executive Vice President, Chief Administrative Officer, General Counsel and Company Secretary of Rowan Companies plc (the “Company”), has notified the Company that she will retire effective April 30, 2017. The Company is conducting a search and will name Ms. Trent’s successor when determined.  The Company thanks Ms. Trent for her loyal service, dedication and many contributions to the Company’s success over the past 12 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2017	ROWAN COMPANIES PLC

	By:	/s/ Stephen M. Butz
Stephen M. Butz
Executive Vice President and Chief
Financial Officer